SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                               Exchange Act of 1934
                               (Amendment No. __)

   Filed by the registrant [X]
   Filed by a Party other than the Registrant [ ]

   Check the appropriate box:

   [X]  Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [ ]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                             THE AQUINAS FUNDS, INC.
                (Name of Registrant as Specified in its Charter)

                             THE AQUINAS FUNDS, INC.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
        11.

        1)   Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)   Proposed maximum aggregate value of transaction:

        5)   Total fee paid:

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

        1)   Amount Previously Paid:

        2)   Form, Schedule or Registration Statement No.:

        3)   Filing Party:

        4)   Date Filed:

                             THE AQUINAS FUNDS, INC.
                             5310 Harvest Hill Road
                                    Suite 248
                              Dallas, Texas  75230

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 14, 1997


   To the Shareholders of THE AQUINAS FUNDS, INC.

             NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of THE AQUINAS FUNDS, INC. (the "Company") will be held at 5310 Harvest Hill Road, Suite 248, Dallas, Texas, on Thursday, the 14th day of August, 1997, at 8:30 A.M. local time for the following purposes:

             1. With respect to all shareholders of the Company (i.e., shareholders of the Aquinas Fixed Income Fund, the Aquinas Equity Income Fund, the Aquinas Equity Growth Fund and the Aquinas Balanced
        Fund), to elect five directors to serve an indefinite term until their respective successors are chosen and have qualified (Proposal No. 1).

             2. With respect to the shareholders of each of the Aquinas Fixed Income Fund and the Aquinas Balanced Fund, to consider and act upon a proposal to approve a new portfolio management (sub-advisory) agreement between the Company, Aquinas Investment Advisers, Inc. and Atlantic Asset Management Partners, L.L.C. for each of the Aquinas Fixed Income Fund and the Aquinas Balanced Fund (Proposal Nos. 2(a) and 2(b)).

             3. To transact such other business with respect to the Company as may properly come before the meeting or any adjournments thereof.

             Only shareholders of record of the Company at the close of business on June 20, 1997, the record date for this meeting, shall be entitled to notice of and to vote at the meeting or any adjournments thereof.

             YOUR VOTE IS IMPORTANT AND ALL SHAREHOLDERS ARE ASKED TO BE PRESENT IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE USING THE STAMPED ENVELOPE PROVIDED. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM PERSONALLY VOTING YOUR SHARES AT THE MEETING SINCE YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE COMPANY IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED.

                                      By Order of the Board of Directors



                                      CHARLES CLARK
                                      Secretary
   Dallas, Texas
   July __, 1997

                             THE AQUINAS FUNDS, INC.

                             5310 Harvest Hill Road
                                    Suite 248
                              Dallas, Texas  75230


                                 PROXY STATEMENT


             The enclosed proxy is being solicited by and on behalf of the Board of Directors of The Aquinas Funds, Inc. (the "Company") for use at the Special Meeting of Shareholders to be held at 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230, on Thursday, the 14th day of August, 1997 at 8:30 A.M. and at any adjournments thereof (the "Meeting"), for the purposes set forth in the attached Notice of Special Meeting of Shareholders. The Meeting could be adjourned if a quorum does not exist or the Meeting is disrupted by fire or other emergency. For purposes of any adjournment, proxies will be voted "FOR" adjournment unless otherwise directed. A shareholder may otherwise direct by writing anywhere on the enclosed proxy that the shareholder will vote against any adjournments.

             Whether you expect to be personally present at the Meeting or not, please complete, sign, date and return the accompanying form of proxy. Timely executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted for the nominees set forth in this Proxy Statement and for the proposals set forth in the Notice of Special Meeting of Shareholders. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by giving notice thereof to the Company in writing (by subsequent proxy or otherwise), but if not so revoked, the shares represented by the proxy will be voted at the Meeting. Presence at the Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy.

             Proxies will be solicited by mail. In addition to solicitation by mail, certain officers and employees of the Company may solicit by telephone, telegraph and personally. Such officers and employees will not be specifically paid for these services. The cost of solicitation including preparing, assembling and mailing the proxy material will be borne by the Company. The Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying form of proxy are first being mailed to shareholders of the Company beginning on or about July __, 1997.

             The Company has four separate portfolios (the "Funds"), each of which has its own objective or objectives, assets, liabilities and net asset value per share. The Funds are (1) the Aquinas Fixed Income Fund (the "Fixed Income Fund"), (2) the Aquinas Equity Income Fund (the "Equity Income Fund"), (3) the Aquinas Equity Growth Fund (the "Equity Growth Fund") and (4) the Aquinas Balanced Fund (the "Balanced Fund").

             The following proposals will be presented to the shareholders at the Meeting:

             Proposal No. 1           Election of Directors

             Proposal No. 2(a)        Approval of New Portfolio Management
                                      (Sub-Advisory) Agreement for the Fixed
                                      Income Fund

             Proposal No. 2(b)        Approval of New Portfolio Management
                                      (Sub-Advisory) Agreement for the
                                      Balanced Fund

             The record holder of each outstanding share of a Fund is entitled to one vote on all matters submitted to shareholders of that Fund. The table below sets forth the Proposals for which shareholders of each Fund are being solicited:

                    Fixed        Equity       Equity
      Proposal      Income       Income       Growth      Balanced
          No.        Fund          Fund         Fund        Fund

         1           Yes          Yes          Yes          Yes
        2(a)         Yes           No           No           No
        2(b)          No           No           No          Yes

             See "Vote Required" under each Proposal for information as to the required vote on each Proposal.

             Only shareholders of record of the Funds at the close of business on June 20, 1997 will be entitled to notice of and to vote at the Meeting. On that date, there were 3,958,987.273 issued and outstanding shares of the Fixed Income Fund, 4,142,081.985 issued and outstanding shares of the Equity Income Fund, 1,871,154.061 issued and outstanding shares of the Equity Growth Fund and 2,211,897.176 issued and outstanding shares of the Balanced Fund.

             As of June 20, 1997, the only shareholder of the Company, who to the Company's knowledge owned more than 5% of the outstanding securities of any Fund was The Catholic Foundation, 5310 Harvest Hill Road, Suite 248, Dallas, Texas, which owned 1,268,625.667 shares (32.0% of the outstanding shares) of the Fixed Income Fund, of which 825,407.394 shares (65.1%) were owned as trustee and 443,218.273 shares (34.9%) were beneficially owned; 354,299.200 shares (8.6% of the outstanding shares) of the Equity Income Fund, of which 354,299.200 shares (100.0%) were owned as trustee; 334,337.139 shares (17.9% of the outstanding shares) of the Equity Growth Fund, of which 118,427.298 shares (35.4%) were owned as trustee and 215,909.841 shares (64.6%) were beneficially owned; and 1,604,227.325 shares (72.5% of the outstanding shares) of the Balanced Fund, of which 448,217.424 shares (27.9%) were owned as trustee and 1,156,009.901 shares (72.1%) were beneficially owned. No other person owns of record or beneficially 5% or more of the outstanding securities of any Fund. By virtue of its stock ownership, The Catholic Foundation is deemed to "control," as that term is defined in the 1940 Act, the Balanced Fund. Although The Catholic Foundation controls the Balanced Fund, it does not control the Company. The Catholic Foundation has sufficient voting power to approve the new portfolio management (sub-advisory) agreement for the Balanced Fund (Proposed No. 2(b)) without the support of any other shareholders.

             As of June 20, 1997, the officers and directors of the Company owned less than 1% of the outstanding securities of each Fund.

             THE COMPANY WILL FURNISH, WITHOUT CHARGE, ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 TO ANY SHAREHOLDER UPON REQUEST. REQUESTS FOR SUCH REPORT SHOULD BE DIRECTED TO CHARLES CLARK AT 5310 HARVEST HILL ROAD, SUITE 248, DALLAS, TEXAS 75230 OR BY CALLING 1-800-423-6369.

   1.   PROPOSAL TO ELECT FIVE DIRECTORS

             Five directors are to be elected at the Meeting to serve an indefinite term until their respective successors are chosen and qualified. The table set forth below identifies the five nominees for election as directors of the Company and provides information as to the age, principal occupation and background for the last five years. All of the nominees are members of the present Board of Directors. Mr. Corboy, Mr. Marquez and Mr. Strauss became directors in October 1993. Sister Gonzalez became a director in February 1996. Mr. Clark became a director in February 1997.

             Each nominee has consented to being named in this Proxy Statement and to serve if elected. The Company has no reason to believe that any of the nominees will be unable to serve as director. However, in such event, the persons named as proxies will have discretionary authority to select and vote for substituted nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by the proxies FOR the election of the nominees named below, unless shareholders specify that their vote be withheld as to all nominees or individual nominees. The Company's Board of Directors recommends a vote FOR all nominees.

             Directors will be elected by a plurality of votes of the shareholders (assuming a quorum is present). "Plurality" means that the individuals receiving the largest number of votes are elected as Directors, up to the maximum number of Directors to be chosen at the Meeting. Consequently, any shares not voted at the Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors.

     Name of Nominee      Position with        Principal Occupation
         and Age          the Company         During Past 5 Years

    Michael R. Corboy      Director         President of Corboy Investment
        66                                  Company, a private investment
                                            company.

    Sister Imelda          Director         A member of the staff of the
    Gonzalez, CDP                           National Association of
        56                                  Treasurers of Religious
                                            Institutions since April 1997;
                                            formerly Treasurer General and
                                            Chief Financial Officer of the
                                            Congregation of Divine
                                            Providence of San Antonio,
                                            Texas.

    Thomas J. Marquez      Director         Self-employed private investor
        59                                  since 1990.

    Charles Clark*         Director         President of Olmsted-Kirk
        58                                  Paper Company; Secretary,
                                            Treasurer, and a Director of
                                            Aquinas Investment Advisers,
                                            Inc. since April 1997.

    John L. Strauss*       Director         Principal of Barrow, Hanley,
        57                                  Mewhinney & Strauss, an
                                            investment advisory firm;
                                            Director of Aquinas Investment
                                            Advisers, Inc. since 1993.

   ___________
   *Interested person as defined in the Investment Company Act of 1940.

             Mr. Clark and Mr. Strauss are deemed to be "interested persons" of the Company because they are officers and/or directors of Aquinas Investment Advisers, Inc., the current investment adviser to the Funds.

             The officers of the Company are Mr. Frank Rauscher, 53, President and Treasurer, Mr. John J. Kickham, 55, Vice President, and Mr. Clark, Secretary. All of such person serve for an indefinite term. Mr. Rauscher became an officer in August 1994 and President on May 7, 1997. Since August, 1994, Mr. Rauscher has been Chief Operating Officer of Aquinas Investment Advisers, Inc. Prior thereto he was President and Chief Executive Officer of American Federal Bank. Since November, 1995, Mr. Kickham has been President of Quarterdeck of Texas, Inc., a mortgage banking firm. From November 1994 through November 1995, he was President of Wing Industries, a door manufacturer. Prior thereto he was President of the Kickham Group, Inc., a private investment company.

             None of the nominees serve as directors of public companies.

             The Company does not compensate any of its officers or directors for their services to the Company, except those directors who are not "interested persons" of the Company. The Company's standard method of compensating the directors who are not "interested persons" of the Company is to pay each such director a fee of $500 for each meeting of the Board of Directors attended. Total fees paid by the Company to such persons were $5,000 for the fiscal year ended December 31, 1996. Sister Gonzalez has assigned all fees that she receives as a director to her religious order. The Company does not provide pension or retirement benefits to its directors and officers.

             The table below sets forth the compensation paid to directors during the fiscal year ended December 31, 1996:

                                                             Pension or
                                          Aggregate          Retirement         Estimated    Total Compensation
                                         Compensation   Benefits Accrued as      Annual       from the Company
                                           from the         Part of the       Benefits Upon   and Fund Complex
         Name of Person, Position          Company       Company's Expenses    Retirement     Paid to Directors

    Bernard P. DiFiore(1),                    $0                $0                 $0                $0
    Director, President and Treasurer

    Charles Clark (2),                        0                  0                  0                 0
    Director

    Michael R. Corboy,                      1,500                0                  0               1,500
    Director

    Sister Imelda Gonzalez, CDP,            1,000                0                  0               1,000
    Director

    Thomas J. Marquez,                      1,500                0                  0               1,500
    Director

    C. Williams Pollock (3),                1,000                0                  0               1,000
    Director

    John L. Strauss,                          0                  0                  0                 0
    Director

    Charles J. Tusa(4),                       0                  0                  0                 0
    Director and Secretary



   (1)  Mr. DiFiore resigned as a director and officer of the Company in May
        1997.

   (2)  Mr. Clark became a director of the Company on February 28, 1997.

   (3)  Mr. Pollock resigned as a director of the Company in April 1997.

   (4) Mr. Tusa resigned as a director and officer of the Company in February 1997.

             The Board of Directors has no audit, nominating, compensation or other similar committees. The Board of Directors met four times during the fiscal year ended December 31, 1996. Of the nominees who were directors in 1996, Mr. Strauss attended all four of the meetings of the Board of Directors and Sister Gonzalez and Messrs. Corboy and Marquez attended two of the four meetings.

   2(a). PROPOSAL TO APPROVE A NEW PORTFOLIO MANAGEMENT (SUB-ADVISORY) AGREEMENT FOR THE FIXED INCOME FUND

   2(b). PROPOSAL TO APPROVE A NEW PORTFOLIO MANAGEMENT (SUB-ADVISORY) AGREEMENT FOR THE BALANCED FUND

   Introduction

             The Company presently has a management and advisory agreement ("Management Agreement") with Aquinas Investment Advisers, Inc., 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230 (the "Adviser"), with respect to each of the Fixed Income Fund and the Balanced Fund, pursuant to which the Adviser provides consulting, investment and administrative services to the Funds. In addition, the Company and the Adviser have portfolio management agreements (sub-advisory agreements) with Atlantic Asset Management Partners, L.L.C. ("AAM") and one other portfolio manager with respect to the Fixed Income Fund, and the Company and the Adviser have portfolio management agreements (sub-advisory agreements) with each of AAM and four other portfolio managers with respect to the Balanced Fund (the portfolio management agreements with AAM are collectively referred to as the "Current Portfolio Management Agreements"). The Management Agreement and the Current Portfolio Management Agreements were approved by the Company's Board of Directors, including a majority of those Directors who were not "interested persons" of the Funds on November 16, 1993 and by the original shareholder of the Company with respect to the Fixed Income Fund and the Balanced Fund on December 22, 1993. The Adviser and the Company have entered into new portfolio management agreements with AAM (the "New Portfolio Management Agreements") with respect to each of the Fixed Income Fund and the Balanced Fund. The New Portfolio Management Agreements were approved by the Company's Board of Directors, including a majority of those directors who were not "interested persons" of the Company, on June 19, 1997. The New Portfolio Management Agreements will take effect on September 1, 1997 assuming they are approved by the shareholders of the Fixed Income Fund and the Balanced Fund at the Meeting.

             Under the Current Portfolio Management Agreements, the Adviser pays AAM an annual fee based on the value of the assets of the Fixed Income Fund and the Balanced Fund managed by AAM. Under the New Portfolio Management Agreements, the Adviser will pay AAM a fee based, in part, on the investment performance of the Fixed Income Fund and Balanced Fund. Under both the Current Portfolio Management Agreements and the New Portfolio Management Agreements, the Adviser, and not the Company, pays AAM's fee. Consequently, the fees paid by the Fixed Income Fund and the Balanced Fund will not be changed if the New Portfolio Management Agreements are approved. For the reasons discussed below, the Company's Board of Directors believes that it is in the best interests of the Fixed Income Fund and the Balanced Fund and their shareholders to replace the Current Portfolio Management Agreements with the New Portfolio Management Agreements.

   Description of Management Agreement and Current and New Portfolio Management Agreements

             Pursuant to the Management Agreement, the Adviser (i) provides or oversees the provision of all general management and administrative, investment advisory and portfolio management, and distribution services for the Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise the provision of services by third parties such as the portfolio managers and custodian; (ii) develops the investment programs, selects portfolio managers, allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results; and (iv) is authorized to select or hire portfolio managers to select individual portfolio securities held in the Funds. The Adviser bears the expenses it incurs in providing these services as well as the costs of preparing and distributing explanatory materials concerning the Funds. The Adviser also provides asset management consulting services - including the objective-setting and asset-allocation technology, and portfolio manager research and evaluation assistance.

             For its services, the Adviser receives an annual management fee from each Fund. The annual management fees, payable monthly on a pro rata basis, are .60% of the average daily net assets for the Fixed Income Fund and 1.00% of the average daily net assets for the Balanced Fund. The Adviser has agreed to reimburse the Fixed Income Fund to the extent aggregate annual operating expenses exceed 1.00% of the Fixed Income Fund average daily net assets and has agreed to reimburse the Balanced Fund to the extent aggregate annual operating expenses exceed 1.50% of the Balanced Fund's average daily net assets.

             For the fiscal year ended December 31, 1996, the fees paid to the Adviser for management and investment advisory services were $203,761 (net of reimbursements of $10,507) for the Fixed Income Fund and $278,719 for the Balanced Fund. However the fees paid to the Adviser with respect to the assets managed by AAM were $103,918 (net of reimbursements of $5,359) for the Fixed Income Fund and $52,957 for the Balanced Fund.

             The specific security investments for each Fund are made by portfolio managers selected for the Funds by the Adviser. The Adviser and the Company enter into portfolio management (sub-advisory) agreements with respect to a specific Fund with each of the portfolio managers for the Fund. Under the portfolio management agreements, the portfolio manager is authorized to make specific portfolio investments for that segment of the assets of a Fund under its management in accordance with the particular Fund's investment objectives and the portfolio manager's investment approach and strategies.

             The Current Portfolio Management Agreements for the Fixed Income Fund and Balanced Fund are identical to the New Portfolio Management Agreement except for the fees payable by the Adviser to AAM (see "Comparison of Fee Rates"). Under the New Portfolio Management Agreements, AAM is responsible for decisions to buy and sell securities for its segment of the Fixed Income Fund and the Balanced Fund, broker-dealer selection and negotiation of brokerage commission rates. These activities of AAM are subject to the control and direction of the Company's Board of Directors and the Adviser and are identical to the activities of AAM under the Current Portfolio Management Agreements.

             Each of the New Portfolio Management Agreements will continue in effect for an initial period beginning as of the date approved by shareholders and ending February 26, 1998 (the date on which the Current Portfolio Management Agreements are scheduled to terminate unless continued) and thereafter will remain in effect as long as its continuance is specifically approved at least annually by (i) the Company's Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the particular Fund; and (ii) by the vote of a majority of the directors of the Company who are not parties to the New Portfolio Management Agreements or interested persons of AAM, cast in person at a meeting called for the purpose of voting on such approval.
   The New Portfolio Management Agreements provide that they may be terminated at any time without the payment of any penalty by the Company's Board of Directors or by vote of a majority of the particular Fund's shareholders, on thirty days written notice to AAM, and by AAM on the same notice to the Company and shall be automatically terminated if assigned.

   Comparison of Fee Rates

             Under the Current Portfolio Management Agreements, for AAM's services to the Fixed Income Fund and the Balanced Fund, the Adviser pays AAM a fee, computed daily and payable monthly, at the following annual rate based on average daily net assets under management:

             Assets                        Fee Rate

           0 to $15 million                0.380%
           $15 million to $45 million      0.300%
           $45 million to $100 million     0.200%
           Over $100 million               0.100%

   No performance or incentive fees are paid to AAM. As of the close of business on December 31, 1996, the total net assets of the Fixed Income Fund and Balanced Fund were $37,228,994 and $29,670,007, respectively. However, the value of the assets managed by AAM were $19,002,184 for the Fixed Income Fund and $6,013,017 for the Balanced Fund on such date.

             The New Portfolio Management Agreements eliminate the breakpoints included in the Current Portfolio Management Agreements and provide for a performance fee rate (the "Performance Fee Rate"), which will range from a floor of 0.10% to a cap of 0.50%, as more specifically described below. The Performance Fee Rate is a fulcrum fee with the fulcrum (or mid-point) being 0.30%. In determining the applicable Performance Fee Rate, the total return of the assets of each of the Fixed Income Fund and the Balanced Fund under the management of AAM will be compared over a rolling twelve month period to the performance of the Lehman Brothers Aggregate Bond Index (the "Index"). In order to achieve the fulcrum rate, AAM must outperform the Index by 1.20% (i.e., if the total return of the Index is 5.00%, the total return of the assets under the management of AAM must be 6.20%). The cap will be reached if AAM outperforms the Index by 2.20% or more and the floor will be reached if AAM outperforms the Index by .20% or less. The Index measures the total investment return (capital change plus income) provided by a universe of fixed income securities, weighted by the market value outstanding of each security. The Index encompasses four classes of investment grade fixed income securities in the United States: U.S. Treasury and agency securities, corporate debt obligations (including Yankee debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental or international agencies), mortgage-backed securities, and asset-backed securities. The securities included in the Index generally meet the following criteria, as defined by Lehman Brothers: an effective maturity of not less than one year; an outstanding market value of at least $100 million for U.S. Government issues and $25 million for all other issues; and investment grade quality - i.e., rated a minimum of Baa by Moody's Investors Service, Inc. or rated a minimum BBB by Standard & Poor's Corporation.

             The New Portfolio Management Agreements provide that beginning on September 1, 1997 and ending August 31, 1998 (the "Initial Period"), for its services to the Fixed Income Fund and the Balanced Fund, the Adviser will pay AAM a fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily assets of each of the Fixed Income Fund and the Balanced Fund. On or before September 10, 1998, the Adviser will pay AAM a "catch up" fee in an amount equal to (a) the product of average daily net assets of each of the Fixed Income Fund and the Balanced Fund during the Initial Period multiplied by Performance Fee Rate for August 1998 (as described below), less (b) the sum of all payments made by the Adviser to AAM during the Initial Period.

             Beginning September 1, 1998, for its services to the Fixed Income Fund and the Balanced Fund, the Adviser will pay AAM a fee, computed daily and paid monthly determined by multiplying the average daily net assets of each of the Fixed Income Fund and the Balanced Fund during the month by 1/12 of the Performance Fee Rate. The Performance Fee Rate is determined by applying the following formula:

             Performance Fee Rate = 0.30% + [0.20 x (Excess Return - 1.20%)]

   However, the Performance Fee Rate may never be lower than 0.10% and may never be greater than 0.50%. "Excess Return" is equal to AAM's Total Return less the Benchmark Total Return for the twelve month period beginning on the first day of the eleventh month prior to the month for which the Performance Fee Rate is calculated and ending on the last day of such month (e.g., the Performance Fee Rate for August 1998 is based on total returns for the period beginning September 1, 1997 and ending August 31, 1998). The "Benchmark Total Return" is the change in the level of the Index during the measuring period. "AAM's Total Return" is the change in value of assets of the Fixed Income Fund and the Balanced Fund under the management of AAM plus any interest paid or accrued on such assets less brokerage commission paid on the acquisition or disposition of such assets during the measuring period. The value of the assets under the management of AAM is based on the prices used in calculating the daily net asset value of the Fixed Income Fund and the Balanced Fund. AAM's Total Return is adjusted on a time-weighted basis for any assets added to or withdrawn from the assets under the management of AAM.

             For the fiscal year ended December 31, 1996, the fees paid by the Adviser to AAM for management and investment advisory services under the Current Portfolio Management Agreements were $64,813 for the Fixed Income Fund and $19,135 for the Balanced Fund. If the Performance Fee Rate proposed under the New Portfolio Management Agreements had been put in effect on January 1, 1996, the fees paid by the Adviser to AAM would have been $18,387 for the Fixed Income Fund and $9,351 for the Balanced Fund. Such fees would represent a 71.6% decrease for the Fixed Income Fund and a 51% decrease for the Balanced Fund.

   Description of AAM

             AAM is a registered investment adviser. Its address is 40 Signal Road, Stamford, Connecticut 06902. AAM is controlled by Ronald Sellers, whose address is the same as that of AAM. AAM manages fixed-income portfolios and asset allocation strategies for institutional clients including foundations, endowments and public and corporate employee benefit plans. As of June 30, 1997, AAM and its affiliates managed approximately $2.6 billion in assets. Set forth below are the names, addresses and principal occupations of the principal executive officers and members of AAM.


                                      Position with AAM and Principal
   Name and Address                   Occupation

   Ronald W. Sellers                  President and Chief Executive Officer
   40 Signal Road
   Stamford, CT  06902

   Connice A. Bavely                  Senior Vice President and Portfolio
   Strategist
   40 Signal Road
   Stamford, CT  06902

   Elaine S. Hunt                     Senior Vice President and Portfolio
   Strategist
   40 Signal Road
   Stamford, CT  06902

   Janet K. Navon                     Senior Vice President and Portfolio
   Strategist
   40 Signal Road
   Stamford, CT  06902

   Donald W. Trotter                  Senior Vice President and Portfolio
   Strategist
   11050 Roe Avenue
   Suite 200
   Overland Park, KS  66211-1216

             AAM acts as sub-adviser to one other investment company having an investment objective similar to the Fixed Income Fund, the TIFF U.S. Bond Fund portfolio of TIFF Investment Program, Inc. At December 31, 1996 this fund had net assets of $44.6 million. AAM receives an investment advisory from such fund calculated by applying the following formula:

             Performance Fee Rate = 0.15% + [0.20% x (Excess Return - 0.65%)]

   This performance fee rate may not be lower than 0.10% and may not be greater than 0.60%. The benchmark return is the Lehman
   Government/Corporate Index. AAM has advised the Company that it has not waived, reduced or otherwise agreed to reduce its compensation under its agreement with TIFF Investment Program, Inc.

             AAM has no affiliations with the Company or the Adviser or any of their directors, officers or employees.

   The Evaluation by the Board of Directors and Directors' Recommendation

             The Company's Board of Directors has determined that approving the New Portfolio Management Agreements with AAM on behalf of the Fixed Income Fund and the Balanced Fund will better provide the appropriate incentives for AAM in making portfolio investments through the Performance Fee Rate. To mitigate the concern that AAM might be encouraged to take undue risks under the performance fee arrangement, the Company's Board of Directors has instructed the Adviser to insist that AAM manage the assets of the Fixed Income Fund and the Balanced Fund in the same manner that it manages accounts without a performance fee. The Company's Board of Directors believes that the New Portfolio Management Agreements with AAM will enable the Fixed Income Fund and the Balanced Fund to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Fixed Income Fund and the Balanced Fund and their shareholders.

             In making its determinations, the Company's Board of Directors took into consideration the fact that AAM has demonstrated its abilities as a portfolio manager while serving as a portfolio manager to the Fixed Income Fund and the Balanced Fund and that the terms of the Current Portfolio Management Agreements and the New Portfolio Management Agreements were identical except for the fees payable to AAM. The Company's Board of Directors considered the fact that the Adviser and not the Fixed Income Fund or the Balanced Fund pays the fees of AAM. Consequently, if AAM performed poorly, the reduced fee would benefit the Adviser and if AAM performed well, the increased fee would be paid by the Adviser. While the Board of Directors recognized that this arrangement might provide an incentive for the Adviser to tolerate poor performance, it considered that factor to be mitigated by the fact that the continuation of the New Portfolio Management Agreements requires the annual approval of the directors who are not interested persons of the Adviser. The Company's Board of Directors also believed that the Adviser's payment of AAM's fees would result in a more stable expense ratio and would accommodate the changing shareholder base of the Fixed Income Fund and the Balanced Fund. (If the Fixed Income Fund and the Balanced Fund paid AAM's fees, new shareholders in certain circumstances could, in effect, pay investment advisory fees based on the performance of AAM during periods in which its performance differed materially from AAM's then current performance.)

             Finally, the Company's Board of Directors determined that (i) the Index was an appropriate benchmark since it included the types of securities in which AAM invests; (ii) the performance required to achieve the fulcrum (or mid-point) was an appropriate performance goal; and (iii) the formula for determining the performance fee resulted in significant fee adjustments only in response to significant performance differences.

             Based upon its review, the Company's Board of Directors concluded that the New Portfolio Management Agreements with AAM are reasonable, fair and in the best interests of the Fixed Income Fund and the Balanced Fund and their shareholders, and the fees provided in the New Portfolio Management Agreements with AAM are fair and reasonable. In the Board's view, retaining AAM to serve as a portfolio manager of the Fixed Income Fund and the Balanced Fund, under the terms of the New Portfolio Management Agreements with AAM is desirable and in the best interests of each of the Fixed Income Fund and the Balanced Fund and their shareholders. Accordingly, after consideration of the above factors, and such other facts and information as it deemed relevant, the Company's Board of Directors, including a majority of the directors who are not parties to the New Portfolio Management Agreements or interest persons (as defined in the 1940 Act) of any such party, approved the New Portfolio Management Agreements with AAM and voted to recommend their approval by the shareholders of the Fixed Income Fund and the Balanced Fund.

   Vote Required

             The favorable vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Fixed Income Fund and the Balanced Fund, respectively, is required for the approval of each New Portfolio Management Agreement for the particular Fund. Under the 1940 Act, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the Meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. The failure to vote (whether by broker non-vote or otherwise, except abstention), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the proposal if (b) above is applicable. As indicated above, The Catholic Foundation has sufficient voting power to approve the New Portfolio Management Agreement for the Balanced Fund. If a New Portfolio Management Agreement is not approved at the Meeting, the Current Portfolio Management Agreement will continue until its scheduled termination date.

                      INVESTMENT ADVISER AND ADMINISTRATOR

             The Company's investment adviser is Aquinas Investment Advisers, Inc., 5310 Harvest Hill, Suite 428, Dallas, Texas 75320. The Company's administrator is Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. The Company has no principal underwriter.

                        RECEIPT OF SHAREHOLDER PROPOSALS

             Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Company's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Company of any such proposal. Since the Company does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Company a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Company receives a shareholder proposal in a timely manner does not insure its inclusion in the Company's proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                                  OTHER MATTERS

             The Company's Board of Directors knows of no other matters that may come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

                            By Order of the Board of Directors



                            CHARLES CLARK
                            Secretary

   Dallas, Texas
   July __, 1997

   AQUINAS FIXED INCOME FUND SHARES
                                      PROXY

                             The Aquinas Funds, Inc.
                         Special Meeting of Shareholders
                          to be held on August 14, 1997

             The undersigned constitutes and appoints Charles Clark and Frank Rauscher, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Aquinas Fixed Income Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of The Aquinas Funds, Inc. to be held at 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230, on Thursday, the 14th day of August, 1997, at 8:30 A.M., local time, and at any adjournments thereof.

   1.   Election of Directors

        [_]  FOR all nominees listed       [_]  WITHHOLD authority to vote
             below (except as marked            for all nominees listed below
             to the contrary below)

       Michael R. Corboy, Sister Imelda Gonzalez, CDP, Thomas J. Marquez,
                         Charles Clark, John L. Strauss

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)
         _____________________________________________________________

   2(a). Proposal to approve a new portfolio management (sub-advisory) agreement between The Aquinas Funds, Inc., Aquinas Investment Advisers, Inc. and Atlantic Asset Management Partners, L.L.C. with respect to the Aquinas Fixed Income Fund:

         [_]  FOR           [_]  AGAINST        [_]  ABSTAIN

   3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

   The Board of Directors recommends a vote FOR proposals 1 and 2(a).

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2(a).

   The undersigned acknowledges receipt of the Notice of said Special Meeting and the accompanying Proxy Statement.

   Dated:   _____________________________________________________, 1997

   Signed:  _____________________________________________________________

   ______________________________________________________________________
                       (Please print name)


   NOTE: Please sign exactly as your name appears on your account. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE AQUINAS FUNDS, INC.

   AQUINAS EQUITY INCOME FUND SHARES

                                      PROXY

                             The Aquinas Funds, Inc.
                         Special Meeting of Shareholders
                          to be held on August 14, 1997

             The undersigned constitutes and appoints Charles Clark and Frank Rauscher, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Aquinas Equity Income Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of The Aquinas Funds, Inc. to be held at 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230, on Thursday, the 14th day of August, 1997, at 8:30 A.M., local time, and at any adjournments thereof.

   1.   Election of Directors

        [_]  FOR all nominees listed       [_]  WITHHOLD authority to vote
             below (except as marked            for all nominees listed below
             to the contrary below)

       Michael R. Corboy, Sister Imelda Gonzalez, CDP, Thomas J. Marquez,
                         Charles Clark, John L. Strauss

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)
         _____________________________________________________________

   2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

   The Board of Directors recommends a vote FOR proposal 1.


   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

   The undersigned acknowledges receipt of the Notice of said Special Meeting and the accompanying Proxy Statement.

   Dated:   _______________________________________________________, 1997

   Signed:  _____________________________________________________________

   ______________________________________________________________________
                       (Please print name)

   NOTE: Please sign exactly as your name appears on your account. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE AQUINAS FUNDS, INC.

   AQUINAS EQUITY GROWTH FUND SHARES

                                      PROXY

                             The Aquinas Funds, Inc.
                         Special Meeting of Shareholders
                          to be held on August 14, 1997

             The undersigned constitutes and appoints Charles Clark and Frank Rauscher, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Aquinas Equity Growth Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of The Aquinas Funds, Inc. to be held at 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230, on Thursday, the 14th day of August, 1997, at 8:30 A.M., local time, and at any adjournments thereof.

   1.   Election of Directors

        [_]  FOR all nominees listed       [_]  WITHHOLD authority to vote
             below (except as marked            for all nominees listed below
             to the contrary below)


       Michael R. Corboy, Sister Imelda Gonzalez, CDP, Thomas J. Marquez,
                         Charles Clark, John L. Strauss

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)
         _____________________________________________________________

   2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

   The Board of Directors recommends a vote FOR proposal 1.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

   The undersigned acknowledges receipt of the Notice of said Special Meeting and the accompanying Proxy Statement.

   Dated:   _______________________________________________________, 1997

   Signed:  _____________________________________________________________

   ______________________________________________________________________
                       (Please print name)

   NOTE: Please sign exactly as your name appears on your account. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE AQUINAS FUNDS, INC.

   AQUINAS BALANCED FUND SHARES
                                      PROXY

                             The Aquinas Funds, Inc.
                         Special Meeting of Shareholders
                          to be held on August 14, 1997

             The undersigned constitutes and appoints Charles Clark and Frank Rauscher, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Aquinas Balanced Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of The Aquinas Funds, Inc. to be held at 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230, on Thursday, the 14th day of August, 1997, at 8:30 A.M., local time, and at any adjournments thereof.

   1.   Election of Directors

        [_]  FOR all nominees listed       [_]  WITHHOLD authority to vote
             below (except as marked            for all nominees listed below
             to the contrary below)

       Michael R. Corboy, Sister Imelda Gonzalez, CDP, Thomas J. Marquez,
                         Charles Clark, John L. Strauss

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)
         _____________________________________________________________

   2(b). Proposal to approve a new portfolio management (sub-advisory) agreement between The Aquinas Funds, Inc., Aquinas Investment Advisers, Inc. and Atlantic Asset Management Partners, L.L.C. with respect to the Aquinas Balanced Fund:

             [_]  FOR       [_]  AGAINST        [_]      ABSTAIN

   3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

             The Board of Directors recommends a vote FOR proposals 1 and 2(b).

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2(b).

   The undersigned acknowledges receipt of the Notice of said Special Meeting and the accompanying Proxy Statement.


   Dated:   _______________________________________________________, 1997

   Signed:  _____________________________________________________________

   ______________________________________________________________________
                       (Please print name)

   NOTE: Please sign exactly as your name appears on your account. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE AQUINAS FUNDS, INC.